                                                                 Exhibit 99.3(d)

                        Unaudited Financial Statements of
                            FGIC as of March 31, 1997

                                                                      APPENDIX B

                      FINANCIAL GUARANTY INSURANCE COMPANY

                     UNAUDITED INTERIM FINANCIAL STATEMENTS

                                 MARCH 31, 1997

Balance Sheets.........................................................................   B-2
Statements of Income...................................................................   B-3
Statements of Cash Flows...............................................................   B-4
Notes to Unaudited Interim Financial Statements........................................   B-5

                      FINANCIAL GUARANTY INSURANCE COMPANY

                                 BALANCE SHEET
                                ($ IN THOUSANDS)

                                                                                  DECEMBER 31,
                                                                                      1996
                                                                   MARCH 31,      ------------
                                                                      1997
                                                                   ----------
                                                                   (UNAUDITED)
ASSETS
Fixed maturity securities, available for sale, at fair value
  (amortized cost of $2,141,691 in 1997 and $2,190,303 in
  1996)..........................................................  $2,165,694      $2,250,549
Short-term investments, at cost, which approximates market.......     165,686          73,839
Cash.............................................................       1,050             860
Accrued investment income........................................      36,173          37,655
Reinsurance receivable...........................................       6,986           7,015
Deferred policy acquisition costs................................      90,960          91,945
Property, plant and equipment net of accumulated depreciation of
  $15,962 in 1997 and $15,333 in 1996............................       4,343           4,696
Prepaid reinsurance premiums.....................................     167,643         167,683
Prepaid expenses and other assets................................      23,773          19,899
                                                                   ----------      ----------
          Total assets...........................................  $2,662,308      $2,654,141
                                                                   ==========      ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums..............................................  $  673,704      $  681,816
  Losses and loss adjustment expenses............................      70,713          72,616
  Ceded reinsurance payable......................................         373          10,561
  Accounts payable and accrued expenses..........................      57,144          54,165
  Due to parent..................................................          --           1,791
  Current federal income taxes payable...........................      65,679          52,016
  Deferred federal income taxes payable..........................      80,354          91,805
  Payable for securities purchased...............................       8,026           4,937
                                                                   ----------      ----------
          Total liabilities......................................     955,993         969,707
                                                                   ----------      ----------

Stockholder's Equity:
  Common stock, par value $1,500 per share at March 31, 1997 and at December 31, 1996: 10,000 shares authorized, issued and
     outstanding.................................................      15,000          15,000
  Additional paid-in capital.....................................     334,011         334,011
  Net unrealized gains on fixed maturity securities available for
     sale, net of tax............................................      15,602          39,160
  Foreign currency translation adjustment........................        (423)           (429)
  Retained earnings..............................................   1,342,125       1,296,692
                                                                   ----------      ----------
          Total stockholder's equity.............................   1,706,315       1,684,434
                                                                   ----------      ----------
          Total liabilities and stockholder's equity.............  $2,662,308      $2,654,141
                                                                   ==========      ==========

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY

                              STATEMENT OF INCOME
                                ($ IN THOUSANDS)

                                                                         THREE MONTHS ENDED
                                                                              MARCH 31,
                                                                         -------------------
                                                                          1997        1996
                                                                         -------     -------
                                                                             (UNAUDITED)
REVENUES:
Gross premiums written.................................................  $28,518     $21,277
Ceded premiums.........................................................   (7,137)     (3,300)
                                                                         -------     -------
Net premiums written...................................................   21,381      17,977
Decrease in net unearned premiums......................................    8,072      17,018
                                                                         -------     -------
Net premiums earned....................................................   29,453      34,995
Net investment income..................................................   31,597      31,063
Net realized gains.....................................................    6,069       5,074
                                                                         -------     -------
          Total revenues...............................................   67,119      71,132
                                                                         -------     -------

EXPENSES:
Losses and loss adjustment expenses....................................     (249)     (1,165)
Policy acquisition costs...............................................    3,851       6,790
Other underwriting expenses............................................    3,851       4,207
                                                                         -------     -------
          Total expenses...............................................    7,453       9,832
                                                                         -------     -------
          Income before provision for federal income taxes.............   59,666      61,300
Provision for federal income taxes.....................................   14,233      13,346
                                                                         -------     -------
     Net income........................................................  $45,433     $47,954
                                                                         =======     =======

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                                ($ IN THOUSANDS)

                                                                    THREE MONTHS ENDED MARCH
                                                                              31,
                                                                    ------------------------
                                                                       1997          1996
                                                                    ----------     ---------
                                                                          (UNAUDITED)
OPERATING ACTIVITIES:
Net income........................................................  $   45,433     $  47,954
  Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for deferred income taxes.............................         562           917
  Amortization of fixed maturity securities.......................         227            41
  Policy acquisition costs deferred...............................      (2,866)       (4,258)
  Amortization of deferred policy acquisition costs...............       3,851         6,790
  Depreciation of fixed assets....................................         629           612
  Change in reinsurance receivable................................          29           124
  Change in prepaid reinsurance premiums..........................          40         1,398
  Foreign currency translation adjustment.........................           9        (1,218)
  Change in accrued investment income, prepaid expenses and other
     assets.......................................................      (2,392)       15,127
  Change in unearned premiums.....................................      (8,112)      (18,416)
  Change in losses and loss adjustment expense reserves...........      (1,903)       (3,005)
  Change in other liabilities.....................................      (9,000)         (552)
  Change in current income taxes payable..........................      13,663        12,429
  Net realized gains on investments...............................      (6,069)       (5,074)
                                                                     ---------     ---------
Net cash provided by operating activities.........................      34,101        52,869
                                                                     ---------     ---------
INVESTING ACTIVITIES:
Sales or maturities of fixed maturity securities..................     272,200       199,015
Purchases of fixed maturity securities............................    (213,987)     (240,781)
Sales or maturities (purchases) of short-term investments, net....     (91,847)      (10,101)
Purchases of property and equipment, net..........................        (277)         (381)
                                                                     ---------     ---------
Net cash used for investing activities............................     (33,911)      (52,248)
                                                                     ---------     ---------
Increase in cash..................................................         190           621
Cash at beginning of period.......................................         860           199
                                                                     ---------     ---------
Cash at end of period.............................................  $    1,050     $     820
                                                                     =========     =========

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                            MARCH 31, 1997 AND 1996
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

     The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 1997 and 1996, (b) the financial position at March 31, 1997 and December 31, 1996, and (c) cash flows for the three months ended March 31, 1997 and 1996.

     These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1996 audited financial statements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) STATUTORY ACCOUNTING PRACTICES

     The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

     The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                           THREE MONTHS ENDED MARCH 31,
                                                ---------------------------------------------------
                                                         1997                        1996
                                                -----------------------     -----------------------
                                                  NET     STOCKHOLDER'S       NET     STOCKHOLDER'S
                                                INCOME       EQUITY         INCOME       EQUITY
                                                -------   -------------     -------   -------------
GAAP basis amount.............................  $45,433    $ 1,706,315      $47,954    $ 1,553,480
Premium revenue recognition...................   (2,466)      (178,751)      (1,933)      (168,861)
Deferral of acquisition costs.................      985        (90,960)       2,532        (92,336)
Contingency reserve...........................       --       (474,460)          --       (403,087)
Non-admitted assets...........................       --         (3,257)          --         (5,283)
Case-basis losses incurred....................     (661)        (3,910)      (1,750)        (1,798)
Portfolio loss reserves.......................       --         24,000           --         24,000
Deferral of income tax........................      570         71,274          917         65,315
Unrealized gains on fixed maturity securities
  held at fair value, net of taxes............       --        (15,602)          --        (22,222)
Profit commission.............................     (343)        (6,528)         782         (4,965)
Contingency reserve tax deduction.............       --         85,176           --         78,196
Allocation of tax benefits due to Parent's net
  operating loss to the Company...............       94         10,628          (55)        10,236
                                                -------     ----------      -------     ----------
Statutory basis amount........................  $43,612    $ 1,123,724      $48,447    $ 1,032,675
                                                =======     ==========      =======     ==========

(3) DIVIDENDS

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

     - Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

     - Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The amount of the Company's surplus available for dividends during 1997 is approximately $112.4 million.

(4) INCOME TAXES

     The Company's effective Federal corporate tax rate (23.9 percent and 21.8 percent for the three months ended March 31, 1997 and 1996, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5) REINSURANCE

     In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $7.2 million and $7.3 million, respectively, for the three months ended March 31, 1997 and 1996.

                                                                       EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                              AS OF MARCH 31, 1997

     As of March 31, 1997, December 31, 1996 and 1995 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $209.3 billion, $205.0 billion and $180.0 billion par value of securities, respectively (of which approximately 85 percent, 82 percent and 88 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.07 billion, $2.05 billion and $1.95 billion, respectively. As of March 31, 1997, the Certificate Insurer had reinsured approximately 31 percent of the risks it had written, 25 percent through quota share reinsurance, 28 percent through excess of loss reinsurance, and 47 percent through facultative arrangements.

CAPITALIZATION

     The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1995, December 31, 1996, and March 31, 1997, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since March 31, 1997.

                                                     DECEMBER 31,     DECEMBER 31,
                                                         1995             1996           MARCH 31,
                                                         (IN              (IN              1997
                                                      MILLIONS)        MILLIONS)       (IN MILLIONS)
                                                     ------------     ------------     -------------
Unearned Premiums..................................     $  728           $  682           $   674
Other Liabilities..................................        304              288               282
Stockholder's Equity
  Common Stock.....................................         15               15                15
  Additional Paid-in Capital.......................        334              334               334
  Unrealized gains.................................         64               39                16
  Foreign currency translation adjustment..........         (2)              (1)               (1)
  Retained Earnings................................      1,137            1,297             1,342
                                                        ------           ------            ------
Total Stockholder's Equity.........................      1,548            1,684             1,706
                                                        ------           ------            ------
Total Liabilities and Stockholder's Equity.........     $2,580           $2,654           $ 2,662
                                                        ======           ======            ======

     For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

     Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

     The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.